Exhibit 99.1
Computer Associates International, Inc.
Condensed Statements of Operations

		FY2004(1)					FY2005(1)
(unaudited, $mm, except per share data)	FY2003(1)	Q104	Q204	Q304	Q404	FY2004	Q105	Q205	Q305	Q405	FY2005
	(Restated)	(Restated)	(Restated)	(Restated)	(Restated)	(Restated)	(Restated)	(Restated)	(Restated)	(Restated)	(Restated)

Revenue
Subscription Revenue	1,578	481	508	541	571	2,101	604	621	650	669	2,544
Maintenance	648	142	133	127	118	520	112	108	112	109	441
Software Fees & Other	364	71	80	90	90	331	66	56	74	58	254
Financing Fees	219	39	36	31	28	134	24	21	17	15	77
Professional Services	248	59	55	59	61	234	55	59	64	66	244

Total Revenue	3,057	792	812	848	868	3,320	861	865	917	917	3,560

Amort. of Capitalized Software Costs	465	116	117	116	114	463	112	111	112	112	447
Cost of Professional Services	242	56	53	55	60	224	56	54	57	62	229
SG&A	1,384	339	333	317	311	1,300	311	342	352	341	1,346
Product Development & Enhancements	688	173	175	172	173	693	174	178	172	180	704
Commissions and Royalties	243	52	55	75	85	267	66	69	91	113	339
Depreciation/Intangible Amortization	140	33	34	33	34	134	32	32	33	33	130
Interest Expense, net	169	31	29	29	28	117	26	24	29	27	106
Other Losses/(Gains)/Charges, net	94	4	20	22	6	52	3	—	6	(14)	(5)
Goodwill Impairment	80	—	—	—	—	—	—	—	—	—	—
Restructuring Charge	—	—	—	—	—	—	—	28	—	—	28
Shareholder Litigation and Gov’t Inv Settlements	—	—	150	8	10	168	5	211	18	—	234

Total Expenses	3,505	804	966	827	821	3,418	785	1,049	870	854	3,558

Pre-tax (Loss) Profit	(448)	(12)	(154)	21	47	(98)	76	(184)	47	63	2

Income Tax (Benefit) Expense	(108)	0	(49)	13	19	(17)	29	(88)	16	47	4

(Loss) Income From Continuing Operations	(340)	(12)	(105)	8	28	(81)	47	(96)	31	16	(2)

Income (Loss) From Discontinued Operations(2)	3	0	0	1	60	61	0	(2)	0	0	(2)

Net (Loss) Income	(337)	(12)	(105)	9	88	(20)	47	(98)	31	16	(4)

Diluted GAAP (LPS) EPS
(Loss) Income from Continuing Operations	(.60)	(.02)	(.18)	.02	.05	(.14)	.08	(.17)	.05	.03	(.01)
Impact from Discontinued Operations	.01	.00	.00	.00	.09	.11	.00	(.00)	.00	.00	(.00)

Net (Loss) Income	(.59)	(.02)	(.18)	.02	.14	(.03)	.08	(.17)	.05	.03	(.01)

# of Shares Used	575	578	579	585	610	580	612	587	594	591	588

(1)	FY2003, FY2004 & FY2005 have been restated to reflect the modified retrospective adoption of SFAS 123(R) and other corrections relating to recognition of revenue as disclosed in Note 12b of the Company’s Form 10-K/A filing for the fiscal year ended March 31, 2005.

(2)	Inclusive of realized gain on sale of Accpac subsidiary in FY2004, net of taxes. FY2005 includes an adjustment on the FY2004 gain on sale of Accpac subsidiary.

*	Items may not foot due to rounding.

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Computer Associates International, Inc.
Reconciliation of GAAP Results from Continuing Operations to Operating Results

		FY2004(1)					FY2005(1)
(unaudited, $mm, except per share data)	FY2003(1)	Q104	Q204	Q304	Q404	FY2004	Q105	Q205	Q305	Q405	FY2005
	(Restated)	(Restated)	(Restated)	(Restated)	(Restated)	(Restated)	(Restated)	(Restated)	(Restated)	(Restated)	(Restated)

Total Revenue	3,057	792	812	848	868	3,320	861	865	917	917	3,560
Total Expenses	3,505	804	966	827	821	3,418	785	1,049	870	854	3,558

Pre-tax (Loss) Profit	(448)	(12)	(154)	21	47	(98)	76	(184)	47	63	2

Non-GAAP Adjustments:
Purchased Software Amortization	430	106	107	107	103	423	102	101	102	101	406
Intangibles Amortization	39	10	10	9	10	39	10	10	10	10	40
Restructuring Charge	—	—	—	—	—	—	—	28	—	—	28
Concord IPR&D	—	—	—	—	—	—	—	—	—	—	—
Goodwill impairment	80	—	—	—	—	—	—	—	—	—	—
Government Investigation Charge	—	—	—	—	10	10	—	218	—	—	218
Shareholder Litigation	—	—	150	8	—	158	5	(7)	18	—	16

Total Non-GAAP Adjustments	549	116	267	124	123	630	117	350	130	111	708

Operating Income Before Interest Adj. & Taxes	101	104	113	145	170	532	193	166	177	174	710

Interest on Dilutive Convert. Bonds	2	2	2	2	2	8	10	10	11	10	41

Operating Income Before Taxes	103	106	115	147	172	540	203	176	188	184	751

Income Tax Provision(2)	68	44	47	60	60	211	75	39	69	55	238

Net Operating Income From Continuing Operations(2)(3)	35	62	68	87	112	329	128	137	119	129	513

Non-GAAP Diluted Operating EPS(2)(3)	0.06	0.10	0.11	0.14	0.18	0.54	0.20	0.21	0.18	0.20	0.80

# of Shares Used(3)	582	601	608	608	610	614	639	640	644	637	640

(1)	FY2003, FY2004 & FY2005 have been restated to reflect the modified retrospective adoption of SFAS 123(R) and corrections relating to recognition of revenue as disclosed in Note 12b to the Company’s Form 10-K/A filing for the fiscal year ended March 31, 2005.

(2)	The second quarter and fiscal year ended March 31, 2005 include a $26.4 million or $.04 per share one-time tax benefit resulting from a recent IRS decision impacting Foreign Sales Corporations.

(3)	Net operating income and the number of shares used in the computation of diluted operating EPS for each of the periods presented above have been adjusted to reflect the dilutive impact of the Company’s 1.625 percent Convertible Senior Notes. The number of shares for the fiscal year ended March 31, 2005 also includes the dilutive impact of the Company’s 5 percent Convertible Senior Notes.

*	Items may not foot due to rounding.
Non-GAAP net income and earnings per share exclude non-cash amortization of acquired technology, the FY04 Shareholder Litigation Settlement charge, the Government Investigation charge, restructuring charges, the cost/benefit associated with the tax repatriation act, IPR&D and the associated tax effects of these items. These non-GAAP financial measures may be different from non-GAAP financial measures used by other companies. Non-GAAP financial measures should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. By excluding non-cash acquisition related charges, the FY04 Shareholder Litigation Settlement charge and the Government Investigation charge, these non-GAAP financial measures facilitate management’s internal comparisons to the Company’s historical operating results, comparisons to competitors’ operating results, and to estimates made by securities analysts. Management uses these non-GAAP financial measures internally to evaluate its performance and is a key variable in determining management compensation. We believe these non-GAAP financial measures are useful to investors in allowing for greater transparency to supplemental information used by management in its financial and operational decision-making.
In addition, we have historically reported similar non-GAAP financial measures to our investors and believe that the inclusion of comparative numbers provides consistency in our financial reporting.

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Computer Associates International, Inc.
Selected Financial Data — Condensed Balance Sheets (1)

	FY03	FY2004				FY2005
($mm, except ratios)	Q403(2)	Q104	Q204	Q304	Q404(2)	Q105	Q205	Q305	Q405(2)
	(Restated)	(Restated)	(Restated)	(Restated)	(Restated)	(Restated)	(Restated)	(Restated)	(Restated)

Cash and Marketable Securities	$1,496	$859	$976	$1,352	$1,902	$2,170	$2,252	$3,325	$3,125
Net Amounts Expected to be Collected — Current	2,961	2,723	2,685	3,004	2,913	2,534	2,621	2,876	2,979
Less: Deferred Revenue	(1,845)	(1,719)	(1,703)	(1,850)	(1,896)	(1,693)	(1,849)	(2,098)	(2,305)

Trade and Installment A/R — Current, net	1,116	1,004	982	1,154	1,017	841	772	778	674
Deferred Income Taxes	301	253	196	287	316	348	435	226	79
Other Current Assets	117	92	82	65	108	91	76	70	102
Federal & State Income Taxes Receivable	—	—	—	—	96	96	—	245	55
Assets of Discontinued Operation	66	64	54	59	—	—	—	—	—

Total Current Assets	3,096	2,272	2,290	2,917	3,439	3,546	3,535	4,644	4,035

Net Amounts Expected to be Collected — Non Current	2,932	2,837	2,675	2,424	2,159	2,215	2,269	2,203	2,404
Less: Deferred Revenue	(1,633)	(1,642)	(1,602)	(1,445)	(1,339)	(1,463)	(1,568)	(1,522)	(1,809)

Installment A/R (Noncurrent), net	1,299	1,195	1,073	979	820	752	701	681	595
Property and Equipment, net	662	653	643	644	641	625	616	631	622
Purchased Software Products, net	1,416	1,324	1,239	1,133	1,045	943	882	818	726
Goodwill, net	4,400	4,401	4,403	4,402	4,366	4,366	4,364	4,599	4,544
Deferred Income Taxes	—	—	—	—	14	14	14	127	105
Other Noncurrent Assets, net	439	429	416	402	435	435	429	509	536

Total Assets	$11,312	$10,274	$10,064	$10,477	$10,760	$10,681	$10,541	$12,009	$11,163

Loans Payable and Current Portion of Long-Term Debt	828	2	2	1	2	825	826	826	826
Deferred Subscription Revenue (Collected) — Current	923	935	842	974	1,210	1,188	1,060	1,204	1,407
Shareholder Litigation/Govt Investigation Settlement Liab.	10	—	—	—	113	119	329	153	153
Accounts Payable	203	242	356	392	177	192	160	193	177
Salaries, wages, and commissions	247	231	236	281	260	207	247	256	258
Accrued expenses and other current liabilities	378	339	356	327	324	285	305	315	323
Taxes payables, other than income taxes payable	124	78	76	122	123	69	72	128	119
Federal, state and foreign income taxes payable	294	147	144	242	256	367	280	414	342
Deferred Income Taxes	11	12	14	15	39	39	42	45	89
Liabilities of Discontinued Operation	65	64	54	59

Total Current Liabilities	$3,083	$2,050	$2,080	$2,413	$2,504	$3,291	$3,321	$3,534	$3,694

Long-Term Debt, net of current portion	2,298	2,298	2,298	2,299	2,298	1,474	1,474	2,471	1,810
Deferred Income Taxes	930	1,003	872	819	528	543	510	481	121
Deferred Subscription Revenue (Collected) — Noncurrent	173	216	213	253	276	258	219	233	273
Deferred Maintenance Revenue	324	285	249	259	293	268	244	239	270
Other Noncurrent Liabilities	27	28	29	31	29	28	28	32	53
Stockholders’ Equity	4,477	4,394	4,323	4,403	4,832	4,819	4,745	5,019	4,942

Total Liabilities and Stockholders’ Equity	$11,312	$10,274	$10,064	$10,477	$10,760	$10,681	$10,541	$12,009	$11,163

(1)	FY2003 through FY2005 have been restated to reflect the current restatement as disclosed in Note 12b to the Company’s Form 10-K/A filing for the fiscal year ended March 31, 2005.

(2)	Q4 2003, Q4 2004 & Q4 2005 have been restated to reflect the modified retrospective adoption of SFAS 123(R) .

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Computer Associates International, Inc.
Quarterly Condensed Statements of Cash Flows from Continuing Operations

		FY2004(1)					FY2005(1)
($mm)	FY2003(1)	Q104	Q204	Q304	Q404	FY2004	Q105	Q205	Q305	Q405	FY2005
	(Restated)	(Restated)	(Restated)	(Restated)	(Restated)	(Restated)	(Restated)	(Restated)	(Restated)	(Restated)	(Restated)

OPERATING ACTIVITIES:
Net (Loss) Income	$(337)	$(12)	$(105)	$9	$88	$(20)	$47	$(98)	$31	$16	$(4)
Discontinued operations, net of tax	3	—	—	1	60	61	—	(2)	—	—	(2)

(Loss) Income From Continuing Operations	(340)	(12)	(105)	8	28	(81)	47	(96)	31	16	(2)
Adjustments to Reconcile (Loss) Income from Continuing
Operations to Net Cash Provided by Continuing Operating Activities:
Depreciation and Amortization	605	149	151	149	148	597	144	143	145	145	577
Provision for Deferred Income Taxes	(501)	(35)	(75)	(139)	(43)	(292)	(115)	(124)	23	20	(196)
Non-Cash Compensation Expense Related to Stock and Pension Plans	153	30	29	26	35	120	16	20	26	42	104
Concord IPR&D	—	—	—	—	4	4	—	—	—	—	—
Impairment Charges	80	—	—	—	—	—		—	—	—	—
Decrease in Noncurrent Installment A/R, net	643	101	122	84	157	464	72	47	2	89	210
Increase (Decrease) in Deferred Subscription Revenue (collected) — Noncurrent	(47)	39	(4)	33	24	92	(16)	(41)	5	44	(8)
Increase (Decrease) in Deferred Maintenance Revenue	(126)	(46)	(37)	4	24	(55)	(23)	(25)	(13)	34	(27)
Decrease in Trade & Current Installment A/R, net	650	177	57	(76)	194	352	177	111	99	102	489
Government Investigation Settlement	—	—	—	—	10	10	—	218	(75)	—	143
Shareholder Litigation Settlement	—	—	—	158	—	158	—	—	—	—	—
Increase in Deferred Subscription Revenue (collected) — Current	164	(31)	(127)	65	199	106	(45)	(164)	62	201	54
Other	29	(203)	172	27	(192)	(196)	15	63	60	45	183

NET CASH PROVIDED BY OPERATING ACTIVITIES	1,310	169	183	339	588	1,279	272	152	365	738	1,527

INVESTING ACTIVITIES:
Acquisitions, primarily goodwill, purchased software, and other intangibles assets, net of cash acquired	(19)	(13)	(22)	(1)	(16)	(52)	—	(40)	(418)	(11)	(469)
Settlements of Purchase Accounting Liabilities	(49)	(5)	(6)	(4)	(4)	(19)	(5)	(2)	(9)	(5)	(21)
Purchases of Property and Equipment	(24)	(6)	(9)	(4)	(11)	(30)	(9)	(12)	(21)	(27)	(69)
Proceeds from Divestiture of Assets	20	18	—	—	3	21	14	—	—	—	14
Sales/Purchases of Marketable Securities, net	(8)	(1)	(3)	(8)	7	(5)	(10)	3	19	(128)	(116)
Proceeds from sale of Accpac		—	—	—	90	90	—	—	—	—	—
Restricted Stock	—	—	—	—	(56)	(56)	—	1	(3)	(7)	(9)
Capitalized development cost	(40)	(10)	(10)	(11)	(13)	(44)	(15)	(16)	(16)	(23)	(70)

NET CASH USED IN INVESTING ACTIVITIES	(120)	(17)	(50)	(28)	—	(95)	(25)	(66)	(448)	(201)	(740)

FINANCING ACTIVITIES:
Debt (repayments) borrowings, net	(730)	(826)	—	—	—	(826)	(1)	1	997	(1)	996
Dividends Paid	(46)	—	(23)	—	(24)	(47)	—	(23)	—	(24)	(47)
Debt issuance costs	—	—	—	—	—	—	—	—	(12)	—	(12)
Exercises of Common Stock Options and Other	(26)	9	3	15	51	78	40	9	32	18	99
Purchases of Treasury Stock	(106)	(4)	(2)	(1)	(49)	(56)	(11)	—	—	(823)	(834)

NET CASH (USED IN) PROVIDED BY FINANCING ACTIVITIES	(908)	(821)	(22)	14	(22)	(851)	28	(13)	1,017	(830)	202

INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS BEFORE
EFFECT OF EXCHANGE RATE CHANGES ON CASH:
Effect of exchange rate changes on cash	51	27	6	43	(21)	55	(9)	10	78	(32)	47

INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	333	(642)	117	368	545	388	266	83	1,012	(325)	1,036

CASH AND CASH EQUIVALENTS — BEGINNING OF PERIOD	1,072	1,405	763	880	1,248	1,405	1,793	2,059	2,142	3,154	1,793

CASH AND CASH EQUIVALENTS — END OF PERIOD	1,405	$763	$880	$1,248	$1,793	1,793	$2,059	$2,142	$3,154	$2,829	$2,829

Additional Metrics:

Free Cash Flow (CFFO less Capex)	1,286	163	174	335	577	1,249	263	140	344	711	1,458

GAAP LTM Cash Flows from Operations	1,310					1,279	1,382	1,351	1,377	1,527	1,527

(1)	FY2003, FY2004 & FY2005 have been restated to reflect the modified retrospective adoption of SFAS 123(R). The restatement and corrections relating to recognition of revenue as disclosed in the Company’s Form 10-K/A filing for the fiscal year ended March 31, 2005 have no impact on cash provided by operating activities.

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